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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 31, 1999




                             BUSH INDUSTRIES, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Delaware                       1-8884                          16-0837346
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 (State or other              (Commission File                  (I.R.S. Employer
  jurisdiction                     Number)                       Identification
of incorporation)                                                     No.)




                                One Mason Drive
                                 P.O. Box 460
                              Jamestown, New York
                                  14702-0460
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                   (Address of principal executive offices)



      Registrants's telephone number, including area code: (716) 665-2000




                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     Bush Industries, Inc. (the "Registrant"), entered into an amendment (the "Third Amendment"), dated as of March 31, 1999, to that certain Credit and Guarantee Agreement dated as of June 26, 1997 (the "Credit Agreement"), with The Chase Manhattan Bank, as administrative agent and as a lender, Mellon Bank, N.A., as a co-agent and as a lender, and certain other banks. The Third Amendment modified certain covenants of the Registrant under the Credit Agreement, and evidenced the lenders' consent thereunder to certain transactions, including the restructuring effectuated by the Registrant.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             10.1 Third Amendment, dated March 31, 1999, to the Credit and Guarantee Agreement dated as of June 26, 1997.

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                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              BUSH INDUSTRIES, INC.



Date: June 15, 1999                           By: /s/ Robert L. Ayres
      -------------                              -------------------------------
                                                 Robert L. Ayres
                                                 Executive Vice President,
                                                 Chief Operating Officer and
                                                 Chief Financial Officer

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